                                                                  EXHIBIT 10.36

                                AMENDMENT NO. 2

                 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                          Dated as of October 21,1997


         This Agreement, dated as of October 21, 1997, is among Pediatrix Medical Group, Inc., a Florida corporation, the Related Entities of Pediatrix Medical Group, Inc. from time to time party hereto, the Lenders from time to time party hereto including SunTrust Bank/South Florida, National Association (the "Prior Lender") as Lender under the Revolving Loan, and BankBoston, N.A. (formerly known as The First National Bank of Boston), both in its capacity as a Lender under the Revolving Loan and the Mortgage Loan and in its capacity as agent for itself and the other Lenders (collectively the foregoing parties, the "Credit Parties") and SunTrust Bank/Central Florida, National Association (the "New Lender"). The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the First Amended and Restated Credit Agreement dated as of June 27, 1996 (the "Credit Agreement"), as amended and in effect from time to time, among the Credit Parties hereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2.       ASSIGNMENT AND ASSUMPTION.

         2.1. Assignment and Assumption. In consideration of the payment by the New Lender to the Prior Lender of good and valuable consideration and of the other agreements, conditions, representations and warranties contained herein, effective upon receipt by the Prior Lender of such consideration (the "Effective Time"):

                           (a) the Prior Lender hereby sells, transfers and
                  assigns to the New Lender (i) all of its right, title and interest in and to the Credit Obligations, and (ii) all of its rights and obligations under the Credit Agreement and the other Credit Documents, in each case as in effect as of the date hereof, and

                           (b) the New Lender hereby accepts such rights,
                  titles and interests and such rights and assumes such obligations on the terms and conditions contained herein.

         Notwithstanding anything to the contrary herein, the New Lender shall not assume any obligation under any Credit Document to be performed by the Prior Lender prior to the Effective Time and the Prior Lender shall retain its rights under the Credit Documents to the extent set forth in Section 3. The Borrowers specifically consent to the foregoing assignment and assumption.

       2.2 Certain Effects of Assignment and Assumption. From and after the Effective Time, the Prior Lender agrees that the New Lender shall be entitled, except to the extent set forth in
                  Section 3, to all of its rights, powers and privileges under the Credit Agreement and the other Credit Documents, in each case as in effect as of the date hereof, including, without limitation, (a) the rights to receive all monies payable under the Credit Documents from and after the Effective Time, whether on account of principal, interest (whether accrued before or after the Effective Time), fees, indemnities, increased costs, additional amounts or otherwise (but excluding indemnities and additional amounts for the benefit of the Prior Lender to the extent set forth in Section 3),
                  (b) the right to set-off and to appropriate and apply deposits of the Company as set forth in the Credit Documents,
                  (c) the right to receive notices, requests, demands and other communications and (d) the right to supplement, modify or amend the Credit Documents and to grant waivers thereunder.

       2.3 Replacement of Prior Lender. Upon the Effective Time, the New Lender shall become party to the Credit Agreement and the other Credit Documents as though it were the Lender and a signatory thereto and, except as expressly otherwise provided herein, shall have all of the rights and obligations of the Lender under the Credit Agreement and the other Credit Documents and the Prior Lender shall be released from its obligations under the Credit Agreement and such other Credit Documents to a corresponding extent, and no further consent or action by any party shall be required. From and after the Effective Time, for purposes of the Credit Agreement and the other Credit Documents, the term "Lender" shall mean the New Lender.

3. SURVIVAL OF INDEMNITIES. Notwithstanding the other provisions of this Agreement, the transfers and assignments made pursuant hereto and any future amendment of the Credit Agreement or any other Credit Document, the indemnification provisions and other provisions of the Credit Agreement and the other Credit Documents assigned hereby that expressly survive the termination of the Credit Agreement or such other Credit Documents, each as in effect immediately prior to the execution hereof, shall continue to inure to the benefit of the Prior Lender with respect to any events which happened or actions taken or omitted to be taken prior to the Effective Time, without derogating from any rights of the New Lender against the Company with respect to any events which happened or actions taken or omitted to be taken prior to the Effective Time that the New Lender may have acquired in its capacity as Lender from and after the Effective Time pursuant to the transfers and assignments provided in this Agreement. The Prior Lender will give the Company prompt notice of any claim made against it, or the incurring of any expense or liability, for which it may seek indemnity or reimbursement from the Company under such provisions.

4. RELEASE. In consideration of the agreements by the Prior Lender hereunder and for other valuable consideration, the receipt and sufficiency of which are acknowledged, the Company fully releases, discharges and covenants not to sue the Prior Lender or any of its directors, officers, employees, agents, accountants, attorneys, consultants and each Person, if any, that controls it, from and with respect to any claims, liabilities, actions and suits of every nature, whether in law, at equity or otherwise, arising from or relating to the Credit Agreement or the other Credit Documents or any event which happened or action taken or omitted to be taken prior to the date hereof with respect thereto or which arises from or relates to the Credit Documents, the Credit Security, the Credit Obligations or any possible refinancing or restructuring thereof.

5. NOTICES. All notices and other communications required to be given or made to the New Lender under this Agreement, the Credit Agreement or any Credit Document shall be given or made at its address set forth on the signature page hereof or at such other address as the New Lender shall have specified and actually delivered to the addressor. All notices and other communications required to be given or made to the other parties hereto shall be given or made at the respective addresses provided in or pursuant to the Credit Agreement.

6. NO WAIVER. Nothing contained herein shall constitute a waiver by the New Lender of any Defaults or Events of Default now existing or hereafter arising under the Credit Documents.

7. AMENDMENT TO CREDIT AGREEMENT. Subject to all the terms and conditions hereof, the Credit Agreement is hereby amended as follows, effective as of the later of October 10, 1997 and the date each of the conditions in Section 4 hereof is satisfied or waived:

       7.1. Amendment of Section 1.34. Section 1.34. of the Credit Agreement is hereby amended and restated to read as follows:

                "1.34. "Consolidated Fixed Charges" means, for any period, the sum of:

                (a) the aggregate amount of interest, including payments in the nature of interest under Capitalized Leases and Interest Rate Protection Agreements, paid or accrued by the Company and its Related Entities (whether such interest is reflected as an item of expense or capitalized) in accordance with GAAP on a consolidated basis;

       plus     (b) the aggregate amount of all mandatory scheduled payments, prepayments and sinking fund payments with respect to principal paid or accrued by the Company and its Related Entities in respect of Financing Debt, including payments in the nature of principal under Capitalized Leases and Interest Rate Protection Agreements, in accordance with GAAP on a Consolidated basis;

       plus     (c) any mandatory dividends paid or payable by the Company or any of its Related Entities to third parties.

       7.2. Amendment of Section 1.63. Section 1.63. of the Credit Agreement is hereby amended and restated to read as follows:

                  "1.63. "Final Maturity Date" means (i) with respect to the Revolving Loan, September 30, 2000 and (ii) with respect to the Mortgage Loan, June 30, 2003.

         7.3. Amendment of Section 2.1.2. Section 2.1.2. of the Credit Agreement is hereby amended and restated to read as follows:

                  "2.1.2. Maximum Amount of Revolving Credit. The term "Maximum Amount of Revolving Credit" means, on any date, the lesser of
                  (a) $75,000,000 or (b) the amount (in an integral multiple of $1,000,000) to which the then applicable amount shall have been irrevocably reduced from time to time by notice from the Company to the Agent."

         7.4. Amendment of Section 6.5.2. Section 6.5.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "6.5.2 Consolidated Total Debt to EBITDA. Consolidated Financing Debt shall not on any date exceed 300% of Consolidated EBITDA for the most recently completed period of four consecutive fiscal quarters, provided, however, for these purposes, Consolidated EBITDA shall exclude non-recurring charges."

         7.5. Amendment of Section 6.5.3. Section 6.5.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "6.5.3. Consolidated Total Debt Service. On the last day of each fiscal quarter of the Company and its Related Entities, Operating Cash Flow shall be at least 200% of Consolidated Fixed Charges for the period of four consecutive fiscal quarters then ended.

         7.6. Amendment of Section 6.5.4. Section 6.5.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "6.5.4. Consolidated Net Worth. On the last day of each fiscal quarter, the Consolidated Net Worth shall equal at least $76,000,000, plus the aggregate net proceeds of any offerings of equity interests in the Company or any of its Related Entities occurring on or after the Initial Closing Date.

         7.7. Amendment of Section 6.11. Section 6.11. of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "6.11. Capital Expenditures. None of the Borrowers will make Capital Expenditures exceeding $3,000,000 in the aggregate in any fiscal year."

         7.8. Amendment of Section 11.1. Section 11.1. of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "11.1. Interests in Credits. The percentage interest of each Lender in the Revolving Loan and Mortgage Loan, and the related Commitments, shall be computed based on the maximum principal amount for each Lender as follows:



                                Maximum                                          Percentage
                                -------                                          ----------
                           Principal Amount      Percentage                      Interest of
                           ----------------      ----------                      -----------
                             of Revolving        Interest of     Principal of      Mortgage
                           ----------------      -----------     ------------      -------
  Lender                         Loan           Revolving Loan   Mortgage Loan       Loan
  ------                         ----              ----          -------------       ----
BankBoston,                  $37,500,000            50%           $3,000,000         100%
N.A.

SunTrust/Central             $37,500,000            50%           $        0           0%
Florida                      ===========           ===            ==========         ===


Total                        $75,000,000           100%           $3,000,000         100%


8. NO DEFAULT. In order to induce the Lenders to enter into this Amendment and to continue to extend credit to the Borrowers under the Credit Agreement as amended hereby, each of the Borrowers represents and warrants that, after giving effect to this Amendment, no Default under the Credit Agreement as amended hereby exists.

9.     CONDITIONS.  On or prior to the Amendment Date:

       9.1. Each Borrower shall have duly executed and delivered to the Agent a Revolving Note for each Lender, dated as of June 27, 1996;

       9.2. Each Borrower shall have delivered to the Agent an Officers Certificate in the form of Exhibit 5.4.1 to the Credit Agreement certifying that the representations and warranties contained in Section 7 of the Credit Agreement are true and correct on and as of the Amendment Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date); that the Borrowers are in compliance with the convenants contained in Section 6 of the Credit Agreement and no Default shall exist on the Amendment Date prior to or immediately after giving effect to the requested extension of credit; and that no Material Adverse Change has occurred since December 31, 1995;

        9.3. The making of the requested Amendment and extension of credit shall not (a) subject any Lender to any penalty or special tax (other than a Tax for which the Borrowers are required to reimburse the Lenders under Section 3.5 of the Credit Agreement), (b) be prohibited by any Legal Requirement or (c) violate any credit restraint program of the executive branch of the government of the United States of America, the Board of Governors of the Federal Reserve System or any other governmental or administrative agency so long as any Lender reasonably believes that compliance is in the best interests of the Lender.

        9.4. This Amendment. the Credit Agreement and each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings of the Borrowers. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect;

        9.5. All legal and corporate proceedings in connection with the transactions contemplated by this Amendment, the Credit Agreement and each other Credit Document shall be satisfactory in form and substance to the Agent and the Agent shall have received copies of all documents, including certified copies of the Charter and By-Laws of the Borrowers and the other Obligors, records of corporate proceedings, certificates as to signatures and incumbency of officers and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

10. MISCELLANEOUS. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement as amended hereby is confirmed as being in full force and effect. This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (other than conflict of laws rules), and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of Credit Obligations.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.
PEDIATRIX MEDICAL GROUP, INC.


                                  By: /s/ Lawrence M. Mullen
                                     ------------------------------------------
                                     Title:


                                  PEDIATRIX MEDICAL GROUP OF
                                  FLORIDA, INC.


                                  By: /s/ Lawrence M. Mullen
                                     ------------------------------------------
                                     Title:


                                  PEDIATRIX MEDICAL GROUP, P.C. (WV)


                                  By: /s/ Lawrence M. Mullen
                                     ------------------------------------------
                                     Title:



                                  PEDIATRIX MEDICAL GROUP, P.C.
                                  (VA)


                                  By: /s/ Lawrence M. Mullen
                                     ------------------------------------------
                                     Title:

                                  PEDIATRIX MEDICAL GROUP, S.P.
                                  (PR)


                                  By: /s/ Carlos Perez, M.D.
                                     ------------------------------------------
                                     Title:


                                  PEDIATRIX MEDICAL GROUP, P.A.
                                  (NJ)


                                  By: /s/ Lawrence M. Mullen
                                     ------------------------------------------
                                     Title:


                                  PEDIATRIX MEDICAL GROUP OF
                                  KANSAS, P.A.


                                  By: /s/ Eduardo A. Otero, M.D.
                                     ------------------------------------------
                                     Title:


                                  PEDIATRIX MEDICAL GROUP
                                  NEONATOLOGY
                                  AND PEDIATRIC INTENSIVE CARE
                                  SPECIALISTS OF NEW YORK, P.C.


                                  By: /s/ Willard Helmuth, M.D.
                                     ------------------------------------------
                                     Title:


                                  PEDIATRIX MEDICAL GROUP OF
                                  CALIFORNIA, P.C.


                                   By: /s/ Carlos Perez, M.D.
                                      -----------------------------------------
                                      Title:

                                 PEDIATRIX MEDICAL GROUP OF
                                 ILLINOIS, P.C.


                                 By: /s/ Brian UDell, M.D.
                                    -------------------------------------------
                                    Title:


                                 PEDIATRIX MEDICAL GROUP OF
                                 MICHIGAN, P.C.


                                 By: /s/ Lawrence M. Mullen
                                    -------------------------------------------
                                    Title:


                                 PEDIATRIX MEDICAL GROUP OF
                                 PENNSYLVANIA, P.C.


                                 By: /s/ Brian UDell, M.D.
                                    -------------------------------------------
                                    Title:


                                 PEDIATRIX MEDICAL GROUP OF
                                 TEXAS, P.A.


                                 By: /s/ Stephen Haskins, M.D.
                                    -------------------------------------------
                                    Title:


                                 PEDIATRIX MEDICAL GROUP OF
                                 OHIO, CORP.


                                 By: /s/ Lawrence M. Mullen
                                    -------------------------------------------
                                    Title:


                                 NEONATAL SPECIALISTS, LTD. (AZ)


                                 By: /s/ Lawrence M. Mullen
                                    -------------------------------------------
                                    Title:

                                 PEDIATRIX MEDICAL GROUP OF
                                 COLORADO, P.C.


                                 By: /s/ Eric Kurzweil, M.D.
                                    -------------------------------------------
                                    Title:


                                 ST. JOSEPH NEONATOLOGY
                                 CONSULTANTS, P.A.


                                 By: /s/ Stephen Haskins, M.D.
                                    -------------------------------------------
                                    Title:


                                 PERNOLL MEDICAL GROUP OF
                                 NEVADA, LTD. D/B/A PEDIATRIX MEDICAL
                                 GROUP OF NEVADA


                                 By: /s/ Lawrence M. Mullen
                                    -------------------------------------------
                                    Title:


                                 PEDIATRIX MEDICAL GROUP OF
                                 SOUTH CAROLINA, P.A.



                                 By:  /s/ Lawrence M. Mullen
                                    -------------------------------------------
                                    Title:


                                 FLORIDA REGIONAL NEONATAL
                                 ASSOCIATES, P.A.


                                 By: /s/ Lawrence M. Mullen
                                    -------------------------------------------
                                    Title:

                                   PEDIATRIX MEDICAL GROUP, INC.
                                   (Utah)


                                   By: /s/ Lawrence M. Mullen
                                      -----------------------------------------
                                      Title:


                                   PEDIATRIX MEDICAL GROUP OF
                                   NEW
                                   MEXICO, P.C.


                                   By: /s/ Lawrence M. Mullen
                                      -----------------------------------------
                                      Title:


                                   PEDIATRIX MEDICAL GROUP OF
                                   WASHINGTON, INC., P.C.


                                   By: /s/ Lawrence M. Mullen
                                      -----------------------------------------
                                      Title:


                                   PEDIATRIX MEDICAL GROUP OF
                                   INDIANA, P.C.


                                   By: /s/ Brian UDell, M.D.
                                      -----------------------------------------
                                      Title:


                                   FORT WORTH NEONATAL
                                   ASSOCIATES, P.A.


                                   By: /s/ Stephen Haskins, M.D.
                                      -----------------------------------------
                                      Title:

                                   PMG ACQUISITION CORP.


                                   By: /s/ Lawrence M. Mullen
                                      -----------------------------------------
                                      Title:


                                   PEDIATRIX MEDICAL GROUP OF
                                   PUERTO RICO, P.S.C.


                                   By: /s/ Carlos Perez, M.D.
                                      -----------------------------------------
                                      Title:

                                   BANKBOSTON, N.A.
                                   (formerly known as The First National Bank
                                    of Boston)


                                   By: /s/ Gregory G. O'Brien
                                     ------------------------------------------
                                       Gregory G. O'Brien
                                       Managing Director



                                   BankBoston, N.A.
                                   New England Corporate Banking
                                   100 Federal Street
                                   Boston, Massachusetts 02110
                                   Telecopy: (617) 434-1279
                                   Telex: 940581

                              SUNTRUST BANK/SOUTH FLORIDA,
                               NATIONAL ASSOCIATION


                              By /s/ Janet Sammons
                                 ----------------------------------------------
                              Name:
                              Title:

                              SunTrust Bank/South Florida, National Association 501 E. Las Olas Boulevard
                              7th Floor
                              Fort Lauderdale, Florida 33301
                              Telecopy (954) 765-7240



STATE OF GEORGIA
COUNTY OF FULTON

         On the _____ day of ____________ personally appeared ___________________________, as the ____________ PRESIDENT of SunTrust Bank,
South Florida, National Association, and before me executed the attached AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT among Pediatrix Medical Group, Inc., the Related Entities of Pediatrix Medical Group, Inc. from time to time and the Lenders from time to time party hereto including SunTrust Bank, South Florida, National Association as lender under the Revolving Loan.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.



                        -------------------------------------------------------
                        Signature of Notary Public, State of




                        -------------------------------------------------------
                        (Print, Type or Stamp Commissioned Name of
                        Notary Public) Personally known _________; OR Produced identification


                        Type of identification produced:



                        -------------------------------------------------------

             (Notary Seal)


                            SUNTRUST BANK/CENTRAL FLORIDA,
                            NATIONAL ASSOCIATION


                            By /s/ Janet Sammons
                              -------------------------------------------------
                            Name:
                            Title:

                            SunTrust Bank/Central Florida, National Association Health Care Banking Group
                            Mail Code: 0-1101
                            200 S. Orange Avenue
                            Orlando, Florida  32801
                            Telecopy (407) 237-5489



STATE OF GEORGIA
COUNTY OF FULTON

         On the _____ day of ____________ personally appeared ___________________________, as the ____________ PRESIDENT of SunTrust Bank,
Central Florida, National Association, and before me executed the attached AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT among Pediatrix Medical Group, Inc., the Related Entities of Pediatrix Medical Group, Inc. from time to time and the Lenders from time to time party thereto including SunTrust Bank, Central Florida, National Association as lender under the Revolving Loan.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.



                            ---------------------------------------------------
                            Signature of Notary Public, State of




                            ---------------------------------------------------
                            (Print, Type or Stamp Commissioned Name of
                            Notary Public) Personally known _________; OR Produced identification

                            Type of identification produced:


                            ---------------------------------------------------

                             --------------------------------------------------
                             (Notary Seal)